                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


Oncogene Science, Inc.



     We consent to the use of our report included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                          KPMG PEAT MARWICK LLP



Jericho, New York


March 12, 1996